Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

7. Income Taxes

The provision for income tax (benefit) expense from continuing operations consists of the following:

	Year Ended December 31,
(In thousands)	2011	2010	2009
Current:
Federal	$12,844	$8,882	$932
State	7,602	3,380	6,886

	20,446	12,262	7,818
Deferred	27,637	(29,952)	(37,182)

Total provision for income taxes - (benefit) expense	$48,083	$(17,690)	$(29,364)

The reconciliation of the statutory federal income tax rate with Sonic’s federal and state overall effective income tax rate from continuing operations is as follows:

	Year Ended December 31,
	2011	2010	2009
Statutory federal rate	35.00%	35.00%	35.00%
Effective state income tax rate	3.72%	4.81%	4.87%
Valuation allowance and other account adjustments	—	(62.48%)	(149.39%)
Other	(0.29%)	—	3.34%

Effective tax rate	38.43%	(22.67%)	(106.18%)

Deferred income taxes reflect the net tax effects of the temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. Significant components of Sonic’s deferred tax assets and liabilities are as follows:

	December 31,
(In thousands)	2011	2010
Deferred tax assets:
Allowance for bad debts	$3	$180
Accruals and reserves	42,436	48,497
Basis difference in property and equipment	—	217
Basis difference in goodwill	—	5,721
Net operating loss carryforwards	14,186	13,638
Fair value of interest rate swaps	14,240	9,761
Interest and state taxes associated with the liability recorded in accordance with “Accounting for Uncertain Income Tax Positions” in the ASC	6,194	6,694
Other	295	3

Total deferred tax assets	77,354	84,711
Deferred tax liabilities:
Basis difference in inventory	(1,795)	(2,105)
Basis difference in property and equipment	(3,844)	—
Basis difference in goodwill	(18,641)	—
Basis difference in debt	(7,703)	(9,749)
Other	(3,690)	(4,849)

Total deferred tax liability	(35,673)	(16,703)
Valuation allowance	(10,781)	(10,875)

Net deferred tax asset (liability)	$30,900	$57,133

Net long-term deferred tax balances are recorded in other assets and net short-term deferred tax balances are recorded in other current assets on the accompanying Consolidated Balance Sheets.

During the years ended December 31, 2010 and 2009, Sonic lowered the recorded valuation allowance amount related to its deferred tax asset balances by $51.0 million ($48.8 million in continuing operations and $2.2 million in discontinued operations) and $54.4 million ($44.2 million in continuing operations and $10.2 million in discontinued operations), respectively. These changes were the result of the use of certain state net operating loss carryforwards as well as a change in estimate that Sonic would be able to ultimately realize the benefits of recorded deferred tax balances. These changes in estimate were primarily driven by the improvement experienced in Sonic’s operating results, the overall improvement of the automotive retailing industry and the expectation that Sonic’s results and those of the automotive retailing industry would continue to improve in the future.

Sonic has $404.9 million in gross deferred tax assets related to state net operating loss carryforwards that will expire between 2014 and 2031. Management reviews these carryforward positions, the time remaining until expiration and other opportunities to utilize these carryforwards in making an assessment as to whether it is more likely than not that these carryforwards will be utilized. The results of future operations, regulatory framework of the taxing authorities and other related matters cannot be predicted with certainty. Therefore, actual utilization of the losses that created these deferred tax assets that differs from the assumptions used in the development of management’s judgment could occur. Accordingly, at December 31, 2011, Sonic had recorded a valuation allowance amount of $10.8 million related to certain state net operating loss carryforward deferred tax assets as it was likely that Sonic would not be able to generate sufficient state taxable income in the related entities to utilize the accumulated net operating loss carryforward balances.

At January 1, 2011, Sonic had liabilities of $27.6 million recorded related to unrecognized tax benefits. Included in the liabilities related to unrecognized tax benefits at January 1, 2011, is $5.1 million related to interest and penalties which Sonic has estimated may be paid as a result of its tax positions. It is Sonic’s policy to classify the expense related to interest and penalties to be paid on underpayments of income taxes within income tax expense. A summary of the changes in the liability related to Sonic’s unrecognized tax benefits is presented below.

(In thousands)	2011	2010	2009
Unrecognized tax benefit liability, January 1 (1)	$22,535	$24,790	$17,131
Prior period positions:
Increases	684	518	8,883
Decreases	—	(162)	(134)
Current period positions	1,498	1,212	1,629
Settlements	(9,391)	(1,706)	(456)
Lapse of statute of limitations	(1,175)	(1,762)	(2,072)
Other	(462)	(355)	(191)

Unrecognized tax benefit liability, December 31 (2)	$13,689	$22,535	$24,790

(1)	Excludes accrued interest and penalties of $5.1 million, $6.4 million and $6.1 million at January 1, 2011, 2010 and 2009, respectively.
(2)	Excludes accrued interest and penalties of $4.9 million, $5.1 million and $6.4 million at December 31, 2011, 2010 and 2009, respectively.

Approximately $11.6 million of the unrecognized tax benefits as of December 31, 2011 would ultimately affect the income tax rate if ultimately recognized. Included in the December 31, 2011 recorded liability is $4.9 million related to interest and penalties which Sonic has estimated may be paid as a result of its tax positions. Sonic does not anticipate any significant changes in its unrecognized tax benefit liability within the next twelve months.

Sonic and its subsidiaries are subject to U.S. federal income tax as well as income tax of multiple state jurisdictions. Sonic’s 2008 through 2011 U.S. federal income tax returns remain open to examination by the Internal Revenue Service. Sonic and its subsidiaries’ state income tax returns are open to examination by state taxing authorities for years ranging from 2000 to 2011.